UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                               November 16, 2006


                            COMVERSE TECHNOLOGY, INC.

             (Exact name of registrant as specified in its charter)


         NEW YORK                     0-15502                    13-3238402

(State or other jurisdiction        (Commission                (IRS Employer
       of incorporation)            File Number)             Identification No.)


                               810 Seventh Avenue,
                               New York, New York
                                      10019

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (212) 739-1000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.02.  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On November 20, 2006, Comverse Technology, Inc. (the "Company") issued a press release announcing that, with the addition of five new independent directors and the active role being played by the Board of Directors (the "Board") on the key issues facing the Company during this period, the Board eliminated the position of holding company interim Chief Executive Officer. Raz Alon, who had served as interim Chief Executive Officer through November 17, 2006, will continue to serve as an independent director of the Company.

Mr. Alon's employment as interim Chief Executive Officer was governed by an Employment Agreement, dated July 14, 2006 (the "Alon Employment Agreement") and a Deferred Stock Award Agreement, dated July 14, 2006 (the "Award Agreement") with the Company. The terms of the Alon Employment Agreement and Award Agreement have been disclosed previously in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the "SEC") on July 18, 2006 and such disclosure is incorporated herein by reference. In connection with the termination of the Alon Employment Agreement, Mr. Alon will be entitled to receive the salary otherwise payable to him through April 30, 2007, a bonus of $400,000 and equity compensation pursuant to the terms of the Alon Employment Agreement and the Award Agreement.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) ELIMINATION OF POSITION

The first paragraph of Item 1.02 of this Current Report on Form 8-K is incorporated herein by reference.

(c) APPOINTMENT OF PRINCIPAL EXECUTIVE OFFICER

In its press release, the Company announced that Paul Robinson, formerly the Company's Chief Administrative Officer, was named principal executive officer of the Company with the title of Chief Operating Officer. Mr. Robinson will continue to serve in the additional positions of Executive Vice President, General Counsel and Corporate Secretary. To reflect the change in title and duties, Mr. Robinson and the Company entered into an Amendment, dated November 22, 2006 (the "Amendment"), to Mr. Robinson's Employment Agreement, dated July 13, 2006. All of Mr. Robinson's other employment terms remain unchanged. The Amendment is filed herewith as Exhibit 10.1, and is incorporated herein by reference. The terms of Mr. Robinson's employment were disclosed previously in the Company's Current Report on Form 8-K filed with the SEC on July 18, 2006 and such disclosure is incorporated herein by reference. Mr. Robinson has not engaged in, and is not otherwise connected to, any transaction that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Mr. Robinson, age 39, served as the Company's Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary since May 2006, as its Vice President of Legal and General Counsel from January 2003 to April 2006 and as its Associate General Counsel from January 1999 to December 2002. Prior to joining the Company, Mr. Robinson was an associate attorney at Kramer, Levin, Naftalis & Frankel, LLP and he also served as counsel to the United States Senate Committee on Governmental Affairs with respect to its special investigation into illegal and improper campaign fund-raising activities during the 1996 federal election. Before then, Mr. Robinson was an associate attorney at Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Robinson is a director of Verint systems Inc. and Ulticom, Inc. Mr. Robinson holds a B.A. in Political Science and was Phi Beta Kappa from State University of New York at Binghamton and a J.D., cum laude, from Boston University School of Law.

(d) ELECTION OF NEW DIRECTORS EXCEPT BY A VOTE OF SECURITY HOLDERS.

On November 16, 2006, Susan D. Bowick, Charles J. Burdick, Richard N. Nottenburg, Joseph O'Donnell and Theodore H. Schell (the "New Directors") were elected by the Board as independent directors to fill vacant positions on the Company's Board with each such New Director beginning service on December 1, 2006, bringing to six the number of new independent directors to join the Board

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since July of this year. The Board determined that each New Director is independent, as defined in the applicable rules of the NASDAQ Stock Market, and that Mr. Burdick meets the definition of "audit committee financial expert" set forth in Item 402 of Regulation S-K and Section 407 of the Sarbanes Oxley as of 2002.

Non-management directors receive an equity and cash compensation package as described in Item 1.01 of the Current Report on Form 8-K filed by the Company on June 21, 2006, which is incorporated herein by reference. The Company's press release dated November 20, 2006 is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

There is no arrangement or understanding between any of the New Directors and any other person pursuant to which any such New Director was elected to the Board. The New Directors will stand for reelection at the Company's next annual meeting of stockholders and the New Directors have not engaged in, and are not otherwise connected to, any transaction that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Susan D. Bowick, age 58, has served as a consultant to the joint venture of Nokia Corporation and Siemens A.G. since June 2006. From 2004 to May 2006, Ms. Bowick served as a consultant to SAP and IBM Global Services. From 2001 to 2004, Ms. Bowick served as Executive Vice President, Human Resources and Workforce Development of Hewlett-Packard Company ("HP"), a provider of information technology, infrastructure, personal computing, global services and imaging and printing, most recently. From 1977 to 2001, Ms. Bowick served at various executive positions with HP. Ms. Bowick served as a guest lecturer at Stanford Graduate School of Business and was a founding Board member of the Washington state M.E.S.A. program engaged in the identification and retention of high potential junior high students. Ms. Bowick holds a B.S., Business Administration and Education from the University of Nebraska.

Charles J. Burdick, age 55, has an extensive background in telecommunications and media, with over 25 years experience in the industry. From January 2005 to July 2005, he was Chief Executive Officer of HIT Entertainment Plc, a publicly listed provider of pre-school children's entertainment. From August 2002 to July 2004, Mr. Burdick served as Chief Executive Officer of Telewest Communications, the second largest cable television company in the United Kingdom, and from September 1996 to August 2002, as its Chief Financial Officer. In these roles, Mr. Burdick oversaw the financial and operational restructuring of Telewest and was responsible for leading and financing the acquisitions of a number of cable companies. Mr. Burdick has also held a series of financial positions with TimeWarner, US WEST and MediaOne, specializing in corporate finance, mergers and acquisitions, and international treasury. Mr. Burdick currently serves as a non-executive director and audit chairman of Singer and Friedlander, a UK merchant bank, owned by the Kaupthing Group, and as a non-executive director of Bally Total Fitness Holding Corporation, a commercial operator of fitness centers and CTC Media Inc., a Russian television network. Mr. Burdick holds a M.B.A. from University of California, Los Angeles and a B.A. in Economics from the University of California, Santa Barbara.

Richard N. Nottenburg, Ph. D., age 52, has served as Executive Vice President and Chief Strategy Officer for Motorola, Inc since April 2005, and as Senior Vice President and Chief Strategy Officer from July 2004 to April 2005. He oversees corporate strategy, mergers and acquisitions, Motorola Ventures, business intelligence and new initiatives. From February 2004 to July 2004, Mr. Nottenburg served as a strategic advisor to Motorola. From August 2003 to January 2004, Mr. Nottenburg was Vice President and General Manager of Vitesse Semiconductor Corporation after its merger with Multilink Technology Corporation in 2003. From 1995 to August 2003, Mr. Nottenburg served as President and Chief Executive Officer of Multilink, a leading provider of integrated circuits and modules for next generation optical networking systems. He has earned three degrees in electrical engineering -- a doctorate from the Ecole Polytechnique Federale de Lausanne in Lausanne, Switzerland, a master's from Colorado State University and a bachelor's from Polytechnic Institute of New York.

Joseph O'Donnell, age 60, served as Chief Executive Officer, President and Chairman of the Board of Artesyn Technologies, Inc., a supplier of power conversion equipment and real-time embedded computing solutions to telecommunications equipment suppliers, from July 1994 to April 2006. Prior thereto, Mr. O'Donnell served as the Chief Executive Officer of Savin


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Corporation and as President and Chief Executive Officer of Go/Dan Industries.
Mr. O'Donnell serves as a director of Superior Essex, a cable and wire manufacturer, and Parametric Technology Corporation, a company engaged in product lifecycle management and enterprise content management software solutions, and is the Chairman of the University of Tennessee School of Business Advisory Board. Mr. O'Donnell holds a B.S. and M.B.A. from the University of Tennessee.

Theodore H. Schell, age 62, is currently a Managing Director at Liberty Associated Partners LLP, a private equity firm focusing on media and telecommunications, a position he has held since March 2004. From July 2000 to July 2003, Mr. Schell held the position of Managing Director at Apax Partners where he oversaw U.S. investments in telecommunications and related technology companies. Mr. Schell served for 11 years as Senior Vice President of Strategy and Corporate Development and as a member of the Management Committee at Sprint Corporation. Before joining Sprint, Mr. Schell was the founder, President and CEO of Realcom Communications Corporation, an integrated provider of voice and data services to corporate clients. He serves as a director of RCN Corporation, a provider of video, high-speed data and voice services. Mr. Schell also serves as advisor to national and international cable television, telecommunications and financial services firms. Mr. Schell is a graduate of The Johns Hopkins University and The Johns Hopkins School of Advanced International Studies.

Note: This Current Report contains "forward-looking statements" under the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially include: the results of the investigation of the Special Committee, appointed by the Board of Directors on March 14, 2006, of matters relating to the Company's stock option grant practices and other accounting matters, including revenue recognition, recording of deferred tax accounts, expenses misclassification, accounting reserves misuse and backlog understating; the impact of any restatement of financial statements of the Company or other actions that may be taken or required as a result of such reviews; the Company's inability to file reports with the Securities and Exchange Commission; risks associated with the Company's inability to meet NASDAQ requirements for continued listing, including possible delisting; risks relating to the right of holders of ZYPS to require the Company to repurchase their ZYPS upon delisting of the Company's shares from NASDAQ at a repurchase price equal to 100% of the principal amount of ZYPS to be purchased; risks of litigation and of governmental investigations or proceedings arising out of or related to the Company's stock option grants or any other accounting irregularities or any restatement of the financial statements of the Company; risks associated with integrating the businesses and employees of the Global Software Services division acquired from CSG Systems International, Netcentrex S.A. and Netonomy, Inc.; changes in the demand for the Company's products; changes in capital spending among the Company's current and prospective customers; the risks associated with the sale of large, complex, high capacity systems and with new product introductions as well as the uncertainty of customer acceptance of these new or enhanced products from either the Company or its competition; risks associated with rapidly changing technology and the ability of the Company to introduce new products on a timely and cost-effective basis; aggressive competition may force the Company to reduce prices; a failure to compensate any decrease in the sale of the Company's traditional products with a corresponding increase in sales of new products; risks associated with changes in the competitive or regulatory environment in which the Company operates; risks associated with prosecuting or defending allegations or claims of infringement of intellectual property rights; risks associated with significant foreign operations and international sales and investment activities, including fluctuations in foreign currency exchange rates, interest rates, and valuations of public and private equity; the volatility of macroeconomic and industry conditions and the international marketplace; risks associated with the Company's ability to retain existing personnel and recruit and retain qualified personnel; and other risks described in filings with the Securities and Exchange Commission.

These risks and uncertainties discussed above, as well as others, are discussed in greater detail in the filings of the Company with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These documents are available through the Company, or its website, www.cmvt.com, or through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.

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

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
      (d)     EXHIBITS:



              Exhibit No.                             Description
              -----------                             -----------

                 10.1 Amendment, dated as of November 22 2006, to Employment Agreement, dated as of July 13, 2006, by and between Comverse Technology, Inc. and Paul Robinson

                 99.1             Press Release of Comverse Technology, Inc.
                                  dated November 20, 2006















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





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 COMVERSE TECHNOLOGY, INC.


Date:  November 22, 2006                         By:  /s/  Paul L. Robinson
                                                      --------------------------
                                                 Name:  Paul L. Robinson
                                                 Title: Chief Operating Officer




















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






 Exhibit No.                                  Description
 -----------                                  -----------

     10.1 Amendment, dated as of November 22 2006, to Employment Agreement, dated as of July 13, 2006, by and between Comverse Technology, Inc. and Paul Robinson

     99.1        Press Release of Comverse Technology, Inc. dated November 20,
                 2006






















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